UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2009

ENERJEX RESOURCES, INC.
(Name of small business issuer in its charter)

Nevada	000-30234	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Corporate Woods, Suite 350 10975 Grandview Drive Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 754-7754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the following disclosure is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On June 3, 2009, the Registrant issued a press release discussing the engagement of C.K. Cooper & Company to pursue strategic opportunities for the Registrant. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, on June 3, 2009, the Kansas City Business Journal printed a brief article regarding the Registrant’s pursuit of strategic opportunities, wherein the Registrant’s Chief Executive Officer, C. Stephen Cochennet, expanded on the initiatives originally set forth in the press release to include debt restructuring, joint ventures, a merger and an outright sale of the company. A copy of the Kansas City Business Journal article is attached hereto as Exhibit 99.2.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 3, 2009
99.2	Kansas City Business Journal article dated June 3, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:
C. Stephen Cochennet, Chief Executive Officer

Date: June 4, 2009